UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2018

CF Industries Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-32597 (Commission File Number)	20-2697511 (IRS Employer Identification Number)

4 Parkway North, Suite 400 Deerfield, Illinois	60015
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 405-2400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.                Submission of Matters to a Vote of Security Holders.

CF Industries Holdings, Inc. (the “Company”) held its 2018 annual meeting of stockholders (the “Annual Meeting”) on May 10, 2018. The final voting results for the matters submitted to a vote of the Company’s stockholders at the Annual Meeting are as follows:

1.              Election of directors (each of the persons named below was elected at the Annual Meeting to serve for a one-year term expiring at the next annual meeting of stockholders and until his or her successor is duly elected and qualified):

Nominees	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Robert C. Arzbaecher	190,650,968	13,151,540	70,473	11,261,354
William Davisson	200,163,444	3,637,581	71,956	11,261,354
John W. Eaves	202,767,855	1,022,993	82,133	11,261,354
Stephen A. Furbacher	201,456,419	2,234,579	181,983	11,261,354
Stephen J. Hagge	201,109,513	2,577,332	186,136	11,261,354
John D. Johnson	200,235,378	3,562,374	75,229	11,261,354
Anne P. Noonan	201,720,568	1,953,324	199,089	11,261,354
Michael J. Toelle	202,331,075	1,467,033	74,873	11,261,354
Theresa E. Wagler	202,381,593	1,292,417	198,971	11,261,354
W. Anthony Will	202,927,676	881,582	63,723	11,261,354

2.              Approval of an advisory resolution regarding the compensation of the Company’s named executive officers:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
161,725,815	41,977,918	169,248	11,261,354

3. Ratification of provisions in the Company’s certificate of incorporation and bylaws granting stockholders the ability to call special meetings of stockholders:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
145,511,433	54,995,525	3,366,023	11,261,354

4.              Ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm for 2018:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
211,879,592	3,139,948	114,795	NA

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 11, 2018	CF INDUSTRIES HOLDINGS, INC.

	By:	/s/ Douglas C. Barnard
		Name:	Douglas C. Barnard
		Title:	Senior Vice President, General Counsel, and Secretary